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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 17, 2002


                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


          Texas                     1-13565                    76-0535259
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
    of Incorporation)             File Number)             Identification No.)


  3 Greenway Plaza, Suite 2000
         Houston, Texas                                          77046
(Address of principal executive                                (Zip Code)
            offices)


       Registrant's Telephone Number, Including Area Code: (713) 860-0100


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. On September 17, 2002, Encompass Services Corporation issued the press release filed herewith as Exhibit 99.1, announcing the date for its special meeting of shareholders and the commencement of the previously announced rights offering.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

        Exhibit No.         Exhibit
        -----------         -------
           99.1             Press release issued on September 17, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENCOMPASS SERVICES CORPORATION



                                      By: /s/ Gray H. Muzzy
                                          ------------------------------
                                          Gray H. Muzzy
                                          Senior Vice President,
                                          General Counsel and Secretary


Date: September 17, 2002



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Exhibit Index


99.1 Press Release dated September 17, 2002